SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): February 28, 2002.

                           5B TECHNOLOGIES CORPORATION

             DELAWARE                     000-27190              11-3529387
 (State or Other Jurisdiction of    Commission file number    (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)


             100 SUNNYSIDE BOULEVARD                 11797
                WOODBURY, NEW YORK                 (Zip Code)
     (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  (516) 677-6100

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                                 Not Applicable

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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER ITEMS.

DETERIORATION OF FINANCIAL CONDITION

         Consistent with the difficult market conditions encountered by technology companies during the past year and the financial results reported by 5B Technologies Corporation (the "Company") for the quarter ended September 30, 2001, the Company anticipates that, when filed, its financial statements for the fiscal year ended December 31, 2001 (the "2001 Statements") will reflect a substantial deterioration in the Company's operating results and financial condition. The Company anticipates that the 2001 Statements will reflect a substantial decrease in revenue and increase in net loss as compared to the year ended December 31, 2000. As a result, the Company is experiencing severe liquidity problems and expects the situation to continue in the coming year. In addition, the Company expects any audit report received in connection with the 2001 Statements to include a statement to the effect that there is substantial doubt as to the Company's ability to continue as a going concern. While management is pursuing various options, there can be no assurance the Company will be able to obtain the capital required to meet its liquidity requirements.

NASDAQ LISTING REQUIREMENTS

         By letter dated February 27, 2002, Nasdaq advised the Company of the determination of the Nasdaq Listing Qualifications Panel to continue the Company's exception to the listing requirements subject to specified conditions. These conditions include the filing by the Company, on or before the filing deadline, of its Annual Report of Form 10-K for Fiscal 2001, which Annual Report must evidence compliance with Nasdaq's shareholders' equity/market capitalization/net income requirement. The Company expects the 2001 Statements, when filed, will not reflect continued compliance with this requirement. As a result the Company anticipates being delisted by Nasdaq.

MANAGEMENT CHANGES

         On February 28, 2002, the Company terminated the employment of Steven
A. Schneider, the chief operating officer of the Company.

         On March 28, 2002, Gary Rubin, a director of the Company and the Chairman of the Company's Audit Committee, resigned.

         On April 1, 2002, the Company's Chief Executive Officer, Glenn Nortman, resigned.

         On April 1, 2002, the Company hired George Paganis as its Interim Chief Executive Officer. Prior to joining the Company, Mr. Paganis was a senior manager with Deloitte Consulting LLC of Parsippany, New Jersey.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2002

                               5B TECHNOLOGIES CORPORATION


                               By: /s/ George V. Paganis
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                               Name:   George V. Paganis
                               Title:  Interim Chief Executive Officer